UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 24, 2005

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 -  Entry into a Material Definitive Agreement.

On March 24, 2005 Foster Wheeler Ltd. issued a press release announcing its entry into a new $250 million, five-year Senior Credit Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto, and is hereby incorporated by reference. In connection with the new Senior Credit Agreement, Foster Wheeler Ltd. entered into a Loan Agreement and Guaranty dated March 24, 2005 among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler North America Corp., Foster Wheeler Energy Corporation and Foster Wheeler Inc., as Borrowers, the guarantors party thereto, the lenders party thereto, Morgan Stanley & Co. Incorporated as Collateral Agent and Morgan Stanley Senior Funding, Inc. as Administrative Agent, Documentation Agent, Syndication Agent, Sole Lead Arranger and Sole Lead Bookrunner, a Pledge and Security Agreement dated March 24, 2005 among the grantors named therein and Morgan Stanley & Co. Incorporated as Collateral Agent and an Intercreditor Agreement dated March 24, 2005 among Morgan Stanley & Co. Incorporated as Collateral Agent, Wells Fargo Bank, National Association, as trustee, Foster Wheeler LLC and the affiliates party thereto.  Copies of the Loan Agreement and Guaranty, the Security Agreement and the Intercreditor Agreement are filed as Exhibits 99.2, 99.3 and 99.4 hereto, respectively, and is hereby incorporated by reference.

Item 9.01 - Financial Statements and Exhibits

(c)                           Exhibits

99.1         Press release dated March 24, 2005.

99.2         Loan Agreement and Guaranty dated March 24, 2005 among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler North America Corp., Foster Wheeler Energy Corporation and Foster Wheeler Inc., as Borrowers, the guarantors party thereto, the lenders party thereto, Morgan Stanley & Co. Incorporated as Collateral Agent and Morgan Stanley Senior Funding, Inc. as Administrative Agent, Documentation Agent, Syndication Agent, Sole Lead Arranger and Sole Lead Bookrunner.

99.3         Pledge and Security Agreement dated March 24, 2005 among the grantors named therein and Morgan Stanley & Co. Incorporated as Collateral Agent.

99.4         Intercreditor Agreement dated March 24, 2005 among Morgan Stanley & Co. Incorporated as Collateral Agent, Wells Fargo Bank, National Association, as trustee, Foster Wheeler LLC and the affiliates party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: March 28, 2005	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated March 24, 2005.
99.2

Loan Agreement and Guaranty dated March 24, 2005 among Foster Wheeler LLC, Foster Wheeler USA Corporation, Foster Wheeler North America Corp., Foster Wheeler Energy Corporation and Foster Wheeler Inc., as Borrowers, the guarantors party thereto, the lenders party thereto, Morgan Stanley & Co. Incorporated as Collateral Agent and Morgan Stanley Senior Funding, Inc. as Administrative Agent, Documentation Agent, Syndication Agent, Sole Lead Arranger and Sole Lead Bookrunner.

99.3	Pledge and Security Agreement dated March 24, 2005 among the grantors named therein and Morgan Stanley & Co. Incorporated as Collateral Agent.
99.4

Intercreditor Agreement dated March 24, 2005 among Morgan Stanley & Co. Incorporated as Collateral Agent, Wells Fargo Bank, National Association, as trustee, Foster Wheeler LLC and the affiliates party thereto.